Pacific Life & Annuity Company                 [Logo of PL&A]
700 Newport Center Drive
Newport Beach, CA  92660

                        APPLICATION FOR LIFE INSURANCE
                      INSTRUCTIONS TO SOLICITING AGENT(S)

                             GENERAL INSTRUCTIONS

 .  Every appropriate section of the application must be fully completed prior to signing the application.  A blank application must never be signed.
 .  The following indicates who must complete the various colored sections:

       Page(s) 1 and 4-8    Applicant
       Page(s) 2            Applicant or Agent must complete for NON-VARIABLE
                            life products only
       Page(s) 3            Applicant or Agent must complete for VARIABLE life
                            products only
       Page(s) 9 and 10     Agent

 . Changes noted on this application must be lined out and the new information must be indicated and initialed by the Applicant in Sections A-E, Proposed Insured(s) in Section F and Agent in Sections G-J. Changes made any other way will be amended.
 . The DISCLOSURE NOTICE TO APPLICANTS must be detached and given to the Applicant. If the DISCLOSURE NOTICE TO APPLICANTS is not detached when the application is received at Pacific Life & Annuity Company, written verification that the Notice was given to the Applicant will be required before the underwriting process can begin.
 . For "Survivor Life" type policies, the Second Insured is considered the Additional Insured. All Additional Insured sections must be completed.

IMPORTANT SIGNATURE REQUIREMENTS

 . The party initiating the application for life insurance is considered the Applicant. Depending on the situation, the Applicant may also be the Insured or Owner.
 .  The following parties must sign page 6 of the application:

   Applicant
   Proposed Insured (if other than Applicant)
   Other Adult Proposed Insured (if applicable)
   Child of age 18 and older (required in Pennsylvania)
   Owner (if other than Proposed Insured or Applicant)
   Soliciting Agent

 . The Authorization on page 7 must be signed and dated by the Proposed Insured and Other Adult Proposed Insured (if applicable). Underwriting cannot begin without a signed Authorization.
 .  The Soliciting Agent(s) must sign on pages 6 and 10.
 . If multiple Owners, then all Owners must sign on page 6 of the application. . For corporate signatures, the signature and title of any authorized officer other than the Proposed Insured is required and the full name of the corporation must be shown on page 6.
 . If policy is trust owned, trustee(s) must sign on page 6 of the application on the Signature of Applicant line indicating the title "Trustee" after the signature. Owner designation, on page 1, must include name of trust, date of trust, trustee(s) name, with the wording "successor or successors in trust".

UNDERWRITING REQUIREMENTS

 . Underwriting requirements are based on the age of the Proposed Insured(s) and amount applied for. Refer to the Life Underwriting Requirements Chart (not attached) to determine the appropriate requirements.
 .  The Non-Medical is NOT part of this application. APPLICATION, PART II, Non-
   Medical (AP9500-P2-NY) must be obtained separately. Note: Certain states will have their own version.

AP9500-NY                                                   85-21245-00  07/1999

                      INSTRUCTIONS TO SOLICITING AGENT(S)
________________________________________________________________________________

SECTION A - CLIENT INFORMATION

 .  Complete all questions, unless a question does not apply.
 . If submitting money with the application, complete question 31A, B and C on page 1. Also submit a Temporary Insurance Agreement (AP8112-NY) with the application. The date on the application, check and Temporary Insurance Agreement (TIA) must all be the same date.
 .  Money and the TIA must not be taken if:
   (a)  any health question on the TIA is answered "yes;"
   (b) the proposed insured is under 15 days of age or is over 70 years old (nearest birthday) on the date of the application.
   If the face amount applied for is greater than the TIA maximum binding limit, complete the application in the following manner:

   1) Indicate the total face amount as applied for in question 31C. Also indicate all applied for Optional Benefits here. If additional space is needed, use Remarks section on page 2 or 3.
   2) On page 2 (for non-variable products) or page 3 (for variable products), question 3, complete with the maximum binding limit as noted on the TIA. Leave question 5 "Optional Benefits" blank.

SECTION B - POLICY INFORMATION FOR NON-VARIABLE LIFE PRODUCTS

 . Indicate product desired, base face amount, initial APB amount (if applied for) and Total Initial Coverage in question 3. Whether APB is level or varying, always indicate initial APB amount. This information can be found on the Producer/Home Office Administration Worksheet page of the illustration.
 .  Indicate all other optional benefits in question 5.
 .  Complete only those questions that relate to the product (term/fixed or flexible premium) applied for.
 . If requesting an alternate or additional policy, complete the Alternate/Additional Policy section on page 2.

SECTION C - POLICY INFORMATION FOR VARIABLE LIFE PRODUCTS

 . Indicate product desired, base face amount, initial APB amount (if applied for) and Total Initial Coverage in question 3. Whether APB is level or varying, always indicate initial APB amount. This information can be found on the Producer/Home Office Administration Worksheet page of the illustration.
 .  Indicate all other optional benefits in question 5.
 .  Answer all Suitability questions and include the date of the current Separate
   Account Prospectus and Fund prospectus.
 . If requesting an alternate or additional policy, complete the Alternate/Additional Policy section on page 3. All suitability questions must also be completed.

SECTION D - MEDICAL CERTIFICATION

 . Complete only when submitting a medical examination from another insurance company.

SECTION E - ADDITIONAL INSURED

 . Complete if requesting an optional benefit such as APB, ART or SITR on an Additional Insured. This section is also completed for "Survivor Life" type policies.

SECTION F - GENERAL INFORMATION

 .  Complete every question of this section for the Proposed Insured and
   Additional Insured (if applicable).
 . If Proposed Insured or Additional Insured (if applicable) participates in a hazardous occupation/sport, complete a General Questionnaire form (not attached) for each Insured that participates.

SECTION G - UNI-CHECK (AUTOMATIC BANK WITHDRAWAL)

 . The Uni-Check billing method is available on a monthly payment frequency for automatic checking account deductions. Complete this section if electing Uni-Check. Also complete Uni-Check method and monthly mode on page 1, questions 30A and 30B. A voided check must be submitted with the application.

SECTION H - BUSINESS INSURANCE

 .  Complete only if applying for Business Insurance.

SECTION I - FOR PROPOSED INSURED UNDER THE AGE OF 16

 . Complete this section if the application is submitted on a non-medical basis and the Proposed Insured is under age 16. If the application is submitted on a medical basis, a medical exam is necessary. Refer to the Life Underwriting Requirements Chart to determine the appropriate requirements.

SECTION J - AGENT INFORMATION

 .  Complete every question of this section.
 .  The signature of the Soliciting Agent(s) is required at the bottom of page
   10.
 . Commissions are paid in accordance with the information presented at the bottom of page 10. The Agent listed first is the Servicing Agent, unless indicated otherwise in the remarks section. Always include Agent Code for prompt payment of commission.

________________________________________________________________________________
AP9500-NY                                                    85-21245-00 07/1999

APPLICATION FOR LIFE INSURANCE, PART I                                NEWBSAPPLC
PACIFIC LIFE & ANNUITY COMPANY                          [Logo of PL&A]
700 Newport Center Drive
Newport Beach, CA 92660                                 NO.

------------------------------------------------------------------------------------------------------------------------------------

SECTION A          CLIENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

                                                         PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------

1. Full Name (PRINT AS TO APPEAR IN POLICY/FIRST,MIDDLE,LAST)   2. Sex:         3. State of Birth              4. Date of Birth
                                                                   ___ Male                                    MO.     DAY     YR.
                                                                   ___ Female
------------------------------------------------------------------------------------------------------------------------------------

5. Insurance Age         6. Drivers License No. & State         7. Social Security No. or Taxpayer I.D. No.    8. Telephone No.
                                                                                                               (   )
------------------------------------------------------------------------------------------------------------------------------------

9. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                                                10. How Long

------------------------------------------------------------------------------------------------------------------------------------

11. Employer Name and Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                             12. How Long

------------------------------------------------------------------------------------------------------------------------------------

13. Occupation                                                  14. Type of Business

------------------------------------------------------------------------------------------------------------------------------------

                                               OWNER IF OTHER THAN PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------

15. Full Name (PRINT AS TO APPEAR IN POLICY/FIRST,MIDDLE,LAST)  16. Date of Birth     17. Relationship         18. Telephone No.
                                                                                                               (   )
------------------------------------------------------------------------------------------------------------------------------------

19. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                   20. Social Security No. or Taxpayer I.D. No.

------------------------------------------------------------------------------------------------------------------------------------

                                                            BENEFICIARY
------------------------------------------------------------------------------------------------------------------------------------

21. Primary Beneficiary (PRINT FULL NAME/FIRST, MIDDLE, LAST)                                                  22. Relationship

------------------------------------------------------------------------------------------------------------------------------------

23. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)

------------------------------------------------------------------------------------------------------------------------------------

24. Contingent Beneficiary (PRINT FULL NAME/FIRST, MIDDLE, LAST)                                   25. Relationship

------------------------------------------------------------------------------------------------------------------------------------

26. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)

------------------------------------------------------------------------------------------------------------------------------------

                                                          PREMIUM NOTICES
------------------------------------------------------------------------------------------------------------------------------------

27. Send to:    ___ Insured  ___ Owner  at  ___ Residence  ___ Business                       or ___ Other (INDICATE BELOW)




------------------------------------------------------------------------------------------------------------------------------------

28. Name                                29. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)

------------------------------------------------------------------------------------------------------------------------------------

                                                        BILLING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

30A. Method                                                                           30B. Frequency of Premium Reminder Notice
   ___ Single Premium                                                                      or Premium Payment
   ___ Direct (annual, semi-annual or quarterly only)                                    ___ Annual
   ___ List Bill (3 or more lives)                                                       ___ Semi-Annual
   ___ Uni-Check - Attach a Voided Check and complete Uni-check Section on Page 6.       ___ Quarterly
       (monthly only.)                                                                   ___ Monthly
------------------------------------------------------------------------------------------------------------------------------------

                                                 AMOUNT PAID WITH THIS APPLICATION
------------------------------------------------------------------------------------------------------------------------------------

31A. Is cash or check tendered with this application?   ___ Yes   ___ No    If Yes, show amount $______________________
                                                                            If No, do not complete question below
  B. Do you understand, accept and agree to the terms of the Temporary Insurance Agreement (TIA)?   ___ Yes   ___ No
  C. If Yes, and a policy face amount is applied for which is larger than that which Pacific Life & Annuity Company will insure under the TIA, complete the following statement:
     If approved, please issue a policy for a face amount of $______________________
------------------------------------------------------------------------------------------------------------------------------------

                                                      SPECIAL DATING REQUEST
------------------------------------------------------------------------------------------------------------------------------------

32.
   ___ Date To Save Age     ___ Specific Date         Month ____________________   Day _______________   Year __________
------------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                        Page 1 of 10                85-21245-00 07/1999

------------------------------------------------------------------------------------------------------------------------------------

SECTION B      POLICY INFORMATION (COMPLETE FOR NON-VARIABLE LIFE INSURANCE)
------------------------------------------------------------------------------------------------------------------------------------
1. Policy Name        2a. Initial Premium               2b. Planned Annual Premium
                          $                                 $
------------------------------------------------------------------------------------------------------------------------------------

3. Face Amount (Base only) $ _________ Plus Initial APB Amount $ _________ = Total Initial Coverage  $_________
-----------------------------------------------------------------------------------------------------------------------------------
            FLEXIBLE PREMIUM LIFE INSURANCE ONLY
4A. Check one:   ___ Option A (Level)
                 ___ Option B (Increasing)
 B. Dividend Option (Check one):
      ___ Cash     ___ Increase Accumulated Value     ___ Other

5. OPTIONAL BENEFITS

   A.  ___ ADB  $________________                                      I.  ___ Waiver of Charges
   B.  ___ ART/APB/SITR on Other Covered Person for $__________        J.  ___ Payor Waiver of Charges (Complete Part II, Section C)
   C.  ___ ART on Proposed Insured for $___________ for ____ years     K.  ___ Owner Waiver of Charges (Complete Part II, Section C)
   D.  ___ Children's Term (units) _____ (Complete Part II, Section C) L.  ___ Other _______________________________
   E.  ___ Exchange of Insured                                         M.  ___ Other _______________________________
   F.  ___ Guaranteed Insurability  $_________________                 N.  ___ Other _______________________________
   G.  ___ Disability Benefit  $____________                           O.  ___ Other _______________________________
   H.  ___ Preliminary Term ___ 1 Yr. ___ 2 Yr. ______ No. of Months
               Effective Date __________________
------------------------------------------------------------------------------------------------------------------------------------

6. If any optional benefit applied for cannot be approved, should the policy be issued without it?    ___ Yes    ___ No
------------------------------------------------------------------------------------------------------------------------------------

COMPLETE THIS SECTION IF APPLYING FOR (Check one):        ___ ADDITIONAL POLICY or        ___ ALTERNATE POLICY
------------------------------------------------------------------------------------------------------------------------------------

7. Policy Name           8a. Initial Premium               8b. Planned Annual Premium
                             $                                 $
------------------------------------------------------------------------------------------------------------------------------------

9. Face amount (Base only) $ _____________ Plus Initial APB Amount $ _____________ = Total Initial Coverage $  _____________
------------------------------------------------------------------------------------------------------------------------------------

10. Optional Benefits:
A.  __________________________________  B. _________________________________  C.  ________________________________
-----------------------------------------------------------------------------------------------------------------------------------
A.  Check one:
                  ___ Option A (Level)
                  ___ Option B (Increasing)

B. Dividend Option: ___________________

------------------------------------------------------------------------------------------------------------------------------------

                                                  REMARKS







------------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                                         Page 2 of 10                                                   85-21245-00 07/1999


------------------------------------------------------------------------------------------------------------------------------------
   SECTION C        POLICY INFORMATION (COMPLETE FOR VARIABLE LIFE INSURANCE)
------------------------------------------------------------------------------------------------------------------------------------
                                                           VARIABLE LIFE
------------------------------------------------------------------------------------------------------------------------------------
1. Policy Name                      2a. Initial Premium           2b. Planned Annual Premium
                                        $                             $
------------------------------------------------------------------------------------------------------------------------------------
3. Face Amount (Base only) $ _____________ Plus Initial ART Amount $ _____________ = Total Initial Coverage $ _____________
------------------------------------------------------------------------------------------------------------------------------------
4. Check one:  ___ Option A (Level)   ___ Option B (Includes Accumulated Value)   __ Option C (Includes Premiums Less Distributions)
------------------------------------------------------------------------------------------------------------------------------------
5. A. ___ ART on Other Covered Person for $ _____________                       E. ___ Guaranteed Insurability $ _____________
   B. ___ ADB $ _____________                                                   F. ___ Waiver of Charges
   C. ___ Children's Term (units) _____________ (Complete Part II, Section C)   G. ___ Other ____________________
   D. ___ Disability Benefit $ _____________                                    H. ___ Other ____________________
------------------------------------------------------------------------------------------------------------------------------------
6. If any optional benefit applied for cannot be approved, should the policy be issued without it?     ___ Yes     ___ No
                                                        PREMIUM ALLOCATIONS
------------------------------------------------------------------------------------------------------------------------------------
7. INDICATE ALLOCATIONS.  THE TOTAL OF THE PERCENTAGES MUST BE 100%.  USE WHOLE NUMBERS.

Equity:           _______%        Growth LT:        _______%         Multi-Strategy:     _______%        Small-Cap Index:  _______%

Equity Income:    _______%        High Yield Bond:  _______%         Emerging Markets:   _______%        Mid-Cap Value:    _______%

Equity Index:     _______%        International:    _______%         Aggressive Equity:  _______%        Large-Cap Value:  _______%

Gov. Securities:  _______%        Managed Bond:     _______%         Bond & Income:      _______%        Fixed:            _______%

Growth:           _______%        Money Market:     _______%         REIT:               _______%        Fixed LT:         _______%

Other:            _______%        Other:            _______%         Other:              _______%        Other:            _______%

------------------------------------------------------------------------------------------------------------------------------------
                                                            SUITABILITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Yes       No
8.   DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES?___________________    _____    _____
9.   DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY, DEPENDING ON THE INVESTMENT
     PERFORMANCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE ACCOUNT?______________________________________________    _____    _____
10.  DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
     EXPERIENCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE ACCOUNT?_______________________________________________    _____    _____
11.  DID YOU RECEIVE THE SEPARATE ACCOUNT PROSPECTUS AND THE FUND PROSPECTUS FOR THE POLICY APPLIED FOR?________
     If Yes, give date shown on prospectuses:   Separate Account                          Fund
------------------------------------------------------------------------------------------------------------------------------------
POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO, IN ACCORDANCE WITH THE EXPERIENCE OF THE VARIABLE ACCOUNTS
IN THE SEPARATE ACCOUNT (SUBJECT TO ANY SPECIFIED MINIMUM GUARANTEES). THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED
CONDITIONS. CURRENT ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH SURRENDER VALUES, ARE AVAILABLE UPON REQUEST.
------------------------------------------------------------------------------------------------------------------------------------
COMPLETE THIS SECTION IF APPLYING FOR (Check one):     ___ ADDITIONAL POLICY or     ___ ALTERNATE POLICY
                                                       (COMPLETE SUITABILITY QUESTIONS ABOVE)
------------------------------------------------------------------------------------------------------------------------------------
12. Policy Name         13a. Total Modal Premium               13b. Planned Annual Premium
                             $                                      $
------------------------------------------------------------------------------------------------------------------------------------
14. Face Amount (Base only) $_____________ Plus Initial ART Amount $_____________ = Total Initial Coverage $_____________
------------------------------------------------------------------------------------------------------------------------------------
15. Optional Benefits                                      16. Death Benefit Options (Check one):
A.  __________________________________________                 Option A (Level)                                 __________
B.  __________________________________________                 Option B (Includes Accumulated Value)            __________
C.  __________________________________________                 Option C (Includes Premiums less Distributions)  __________
------------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS



------------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                       Page 3 of 10                 85-21245-00 07/1999

------------------------------------------------------------------------------------------------------------------------------------
SECTION D                                                 MEDICAL CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

COMPLETE WHEN SUBMITTING MEDICAL EXAMINATION OF ANOTHER INSURANCE COMPANY
1. The attached examination is on the life of:
------------------------------------------------------------------------------------------------------------------------------------

Proposed Insured Name           Name of the other Insurance Company                            Date of Examination

------------------------------------------------------------------------------------------------------------------------------------

Additional Insured Name         Name of the other Insurance Company                            Date of Examination

------------------------------------------------------------------------------------------------------------------------------------

Additional Insured Name         Name of the other Insurance Company                            Date of Examination

------------------------------------------------------------------------------------------------------------------------------------

Additional Insured Name         Name of the other Insurance Company                            Date of Examination

------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Proposed Insured     Additional Insured
2. To the best of your knowledge and belief, are the statements in the examination
   true as of today?                                                                      ___ Yes   ___ No     ___ Yes  ___ No
3. Has the person who was examined consulted a doctor or their practitioner or received medical or surgical advice since the date of the examination?
   (If yes, explain in remarks. Use additional sheet if necessary)                        ___ Yes   ___ No     ___ Yes  ___ No
------------------------------------------------------------------------------------------------------------------------------------
SECTION E                                                           ADDITIONAL INSURED
------------------------------------------------------------------------------------------------------------------------------------

1. Full Name (PRINT AS TO APPEAR IN POLICY/FIRST, MIDDLE, LAST)     2. Sex:  ___ Male      3. State of Birth   4. Date of Birth
                                                                             ___ Female                          MO.   DAY   YR.

------------------------------------------------------------------------------------------------------------------------------------
5. Insurance Age       6. Drivers License No. & State       7. Social Security No. or Taxpayer I.D. No.        8. Telephone No.
                                                                                                               (   )

------------------------------------------------------------------------------------------------------------------------------------
9. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                                             10. How Long

------------------------------------------------------------------------------------------------------------------------------------
11. Employer Name and Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                          12. How Long

------------------------------------------------------------------------------------------------------------------------------------
13. Occupation                                                                      14. Type of Business

------------------------------------------------------------------------------------------------------------------------------------
15. Relationship to Primary Insured

------------------------------------------------------------------------------------------------------------------------------------
                                                 BENEFICIARY TO ADDITIONAL INSURED
------------------------------------------------------------------------------------------------------------------------------------
16. Primary Beneficiary (PRINT FULL NAME/FIRST, MIDDLE, LAST)                       17. Relationship

------------------------------------------------------------------------------------------------------------------------------------
18. Contingent Beneficiary (PRINT FULL NAME/FIRST, MIDDLE, LAST)                    19. Relationship

------------------------------------------------------------------------------------------------------------------------------------
SECTION F                                                          GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

1. Give details of life insurance in force in other companies on PROPOSED INSURED.  If none (or if conversion application) check this box ___
               Company                     Year Taken                Plan               Life Amount           Acc. Death Amount
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
1. Give details of life insurance in force in other companies on ADDITIONAL INSURED.  If none (or if conversion application) check this box ___
               Company                     Year Taken                Plan               Life Amount           Acc. Death Amount
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                              REMARKS




------------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                        Page 4 of 10                85-21245-00 07/1999

------------------------------------------------------------------------------------------------------------------------------------
SECTION F          GENERAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
  PROPOSED INSURED        3. COMPLETE EACH QUESTION BELOW FOR THE PROPOSED INSURED AND ANY                   ADDITIONAL INSURED
    YES       NO          ADDITIONAL INSURED.                                                                   YES        NO
------------------------------------------------------------------------------------------------------------------------------------
                          A. Is the Proposed/Additional Insured married?
------------------------------------------------------------------------------------------------------------------------------------
$                         B. Income of spouse, if any.                                                       $
------------------------------------------------------------------------------------------------------------------------------------
$                         C. Amount of insurance in force on spouse.                                         $
------------------------------------------------------------------------------------------------------------------------------------
$                         D. Annual earned income from occupation (after deduction of business expenses).    $
------------------------------------------------------------------------------------------------------------------------------------
$                         E. Other Income (state source in remarks).                                         $
------------------------------------------------------------------------------------------------------------------------------------
$                         F. Net Worth                                                                       $
------------------------------------------------------------------------------------------------------------------------------------
  PROPOSED INSURED                                                                                               ADDITIONAL INSURED
    YES       NO          4. Does any Proposed Insured/Additional Insured contemplate leaving the U.S.A. for        YES        NO
    ___       ___            travel or residence?  (If yes, explain in remarks)                                     ___        ___
------------------------------------------------------------------------------------------------------------------------------------
                          5. Within the last 2 years has any Proposed/Additional Insured:
    ___       ___         A. Flown or plan to fly as a pilot, student pilot or crew member?                         ___        ___
                          B. Engaged in parachute jumping, scuba diving, auto, motor boat or motorcycle racing,
    ___       ___            hang gliding, mountain climbing or other hazardous sport?                              ___        ___
                             (if yes to A or B, complete a separate General Questionnaire for each Proposed/
                             Additional Insured)
------------------------------------------------------------------------------------------------------------------------------------
                          6. Has any Proposed/Additional Insured ever had insurance declined, rated, modified
    ___       ___            canceled or not renewed?  (If yes, explain in remarks)                                 ___        ___

------------------------------------------------------------------------------------------------------------------------------------
    ___       ___         7. Has any Proposed/Additional Insured been convicted of a felony within the past 5       ___        ___
                             years? (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
                          8. Has any Proposed/Additional Insured had a drivers license restricted or revoked or
    ___       ___            been charged with 3 or more moving violations within the past 5 years?                 ___        ___
                             (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
                          9. Has any other insurance been applied for within the last 3 months on any Proposed/
    ___       ___            Additional Insured?  (If yes, explain in remarks)                                      ___        ___
------------------------------------------------------------------------------------------------------------------------------------
                         10. Will the policy applied for replace or change any existing insurance or annuity
    ___       ___            on any Proposed/Additional Insured?  (If yes, for each  give insurance company, plan,  ___        ___
                             amount and policy number in remarks. Use an additional sheet if necessary.
                             Enclose all state replacement forms.)
-----------------------                                                                                           -----------------
    ___       ___         A. Is this a 1035 Exchange?                                                               ___        ___
-----------------------                                                                                           -----------------
    ___       ___         B. Will a loan be carried over?                                                           ___        ___
------------------------------------------------------------------------------------------------------------------------------------
    ___       ___        11. Have you smoked a cigarette(s) in the last 12 months?                                  ___        ___
 Date: ____________          If yes, give date last smoked.                                                       Date: ____________
------------------------------------------------------------------------------------------------------------------------------------
    ___       ___        12. Have you used tobacco in any other form within the last 24 months?                     ___        ___
 Type: ___________            If yes, specify type and date last used.                                            Type: ____________

 Date: ___________                                                                                                Date: ____________
------------------------------------------------------------------------------------------------------------------------------------

                                    REMARKS









------------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                          Page 5 of 10              85-21245-00 07/1999

--------------------------------------------------------------------------------
SECTION G                              UNI-CHECK
--------------------------------------------------------------------------------
1. ___ Bank Account No. ____________   2. Bank Account in Name of ____________
3. ___ If other than policy date, complete day of the month you want draft to draw from bank account.
       (Must be between the 4th and 28th)   ____________

As a convenience to me, I request and authorize you to pay and charge to the above account any debit entries on that account by and payable to the order of Pacific Life & Annuity Company, provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such debit shall be the same as if it were a debit drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such debit.
--------------------------------------------------------------------------------
                                    REMARKS






--------------------------------------------------------------------------------
                            HOME OFFICE ENDORSEMENT
--------------------------------------------------------------------------------
                                 DECLARATIONS
--------------------------------------------------------------------------------

I represent that the foregoing answers and statements contained in Parts I and II are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be attached to and made part of the policy. I understand that:

1. EXCEPT AS OTHERWISE PROVIDED IN ANY TEMPORARY INSURANCE AGREEMENT, NO INSURANCE WILL TAKE EFFECT BEFORE THE POLICY FOR SUCH INSURANCE IS DELIVERED AND THE FIRST PREMIUM PAID DURING THE LIFETIME(S) AND BEFORE ANY CHANGE IN THE HEALTH OF THE PROPOSED INSURED(S). UPON SUCH DELIVERY AND PAYMENT, INSURANCE WILL TAKE EFFECT IF THE ANSWERS AND STATEMENTS IN THIS APPLICATION ARE THEN TRUE.

2. Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by Pacific Life
    & Annuity Company, the "Company", in the space entitled "Home Office Endorsements," where permitted by state law. All other changes, including policy type and amount of insurance, benefits, classification or age at issue, must be accepted in writing.

3. No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.

    Signed and Dated by Applicant in:

                On
---------------------------------      -----------------------------------------
City     State     Mo.  Day  Year      Signature of Applicant

                                       -----------------------------------------
                                       Signature of Proposed Insured   (IF OTHER
                                       THAN APPLICANT OR PARENT IF PROPOSED
                                       INSURED IS UNDER AGE 16)


                                       -----------------------------------------
                                       Signature of Other Adult Proposed Insured


                                       -----------------------------------------
                                       Signature of Owner (IF OTHER THAN
                                       PROPOSED INSURED OR APPLICANT)

IF OWNER IS A CORPORATION THE SIGNATURE AND TITLE OF ANY AUTHORIZED OFFICER OTHER THAN THE PROPOSED INSURED IS REQUIRED AND THE FULL NAME OF THE CORPORATION MUST BE SHOWN.

I certify that I have truly and accurately recorded hereon the information supplied.


--------------------------------------  ----------------------------------------
    Signature of Soliciting Agent          Please Print Soliciting Agent Name


AP9500-NY                        Page 6 of 10                85-21245-00 07/1999

                      AUTHORIZATION TO OBTAIN INFORMATION

I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, consumer reporting agency or employer to release to Pacific Life & Annuity Company, its subsidiaries, its reinsurer(s) or its legal representative any information they may have as to diagnosis, treatment and prognosis of any physical or mental condition (to include an investigative consumer report) and/or any other information of me, my spouse and my minor children.

I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurer(s), the Medical Information Bureau, and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required, or as I may further authorize. I also understand that the information authorized for release may include medical information about a communicable or venereal disease, including but not limited to diseases such as hepatitis, syphilis, gonorrhea and the human immunodeficiency virus, also known as Acquired Immune Deficiency Syndrome
(AIDS). It may also include information about any history of alcohol or drug treatment. I know that I may request to receive a copy of this authorization. I also acknowledge receipt of Disclosure Notice to Applicants for Insurance.

A photographic copy of this Authorization shall be as valid as the original and shall be valid for two years from the date shown below.

Signed and Dated by Proposed Insured in:

                On
---------------------------------      -----------------------------------------
City     State     Mo.  Day  Year      Signature of Proposed Insured (OR PARENT
                                       IF PROPOSED INSURED IS UNDER AGE 16)


                                       -----------------------------------------
                                       Signature of Other Adult Proposed Insured


AP9500-NY                        Page 7 of 10                85-21245-00 07/1999

                 DISCLOSURE NOTICE TO APPLICANTS FOR INSURANCE

This brief description of our underwriting process is designed to help you to understand how an application for insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure you qualify for insurance under our rules, and assuming you do, establish the proper premium charge for that insurance. This process - the evaluation of risks - assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share. To determine your insurability, we must consider such factors as your medical history, physical condition, occupation and hazardous avocations. We get this information from various sources.

                             SOURCES OF INFORMATION

APPLICATION AND MEDICAL RECORDS - Your application, including the medical history, is the primary source of information in the evaluation process. In addition, we may ask you to take a physical examination or other special test such as an electrocardiogram. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau. When we do so, we will use the authorization form you signed with your application.

MIB, INC., (Medical Information Bureau) -- MIB, Inc., is a non-profit corporation which operates an information exchange on behalf of member life insurance companies. As a member company, we will ask MIB if it has a record concerning you. If you previously applied to a member company for insurance, MIB may have information about you in its file. The purpose of the MIB is to protect member companies and their policyowners from those who would conceal significant facts relevant to their insurability. The information which is obtained from MIB may be used only as an alert to the possible need for further independent investigation. It cannot be used as a basis in making a final underwriting decision.

Information regarding your insurability will be treated as confidential. Pacific Life & Annuity Company, its subsidiaries or its reinsurer(s) may, however, make a brief report to the MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply the company with the information it may have about you in its file. Pacific Life & Annuity Company, its subsidiaries or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

At your request, the MIB will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information on file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the information office of MIB, Inc. is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

INVESTIGATIVE CONSUMER REPORT - As part of our underwriting procedure, we may request an investigative consumer report from a consumer reporting agency. Because you may want to know more about the nature and scope of such a report, we are providing this information below as part of this Notice.

A consumer report confirms and supplements the information of your application pertaining to employment and residence verification, smoking habits, marital status, occupation, hazardous avocations and general health. This report may also cover information concerning your general reputation, personal characteristics and mode of living (except as may be related directly or indirectly to your sexual orientation) including drug and alcohol use, motor vehicle driving record and any criminal activity. This information may be obtained through personal interviews with you, your family, friends, neighbors and business associates. If a report is required and you wish to be personally interviewed, please let us know and we will notify the consumer reporting agency.

The information contained in the report may be retained by the consumer reporting agency and subsequently disclosed to other companies to the extent permitted by the Fair Credit Reporting Act.

Investigative consumer reports are held in strict confidence and used only to evaluate your application on a fair and equitable basis. You have a right to inspect and obtain a copy of the report from the consumer reporting agency. These reports may have an adverse affect on an individual's eligibility for insurance. If it should, however, we will notify you in writing and identify the reporting agency.

                              DISCLOSURE TO OTHERS

Personal information obtained about you during the underwriting process is confidential and will not be disclosed to other persons or organizations without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share information about you are as follows:

    1.  The agent may retain a copy of your application.
    2. If reinsurance is required, the reinsurance company would have access to our application file.
    3. We may release information to another life insurance company to whom you have applied for life or health insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such information.
    4. As stated earlier, we may report information to the Medical Information Bureau.
    5. We will disclose information to government regulatory officials, law enforcement authorities and others where required by law.

                               DISCLOSURE TO YOU

In general, you have a right to learn the nature and substance of any personal information about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the information upon which our action is based. Medical record information, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB, Inc., for that organization's disclosure procedure.

Should you feel that any information we have is inaccurate or incomplete, please write to the Manager, Risk Selection Department, Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, California 92660. Your comments will be carefully considered and corrections made where justified.

We hope this Notice will help you to understand how we obtain and use personal information in the underwriting process, and the ways you can learn about this information. We are concerned with insuring privacy as well as lives, and the collection, use and disclosure of personal information is limited to those specified in this Notice.

AP9500-NY                        Page 8 of 10                85-21245-00 07/1999

----------------------------------------------------------------------------------------------------------------------------------
SECTION H                     BUSINESS INSURANCE (COMPLETE THIS SECTION IF APPLYING FOR BUSINESS INSURANCE)
----------------------------------------------------------------------------------------------------------------------------------
Purpose of this Insurance:
                    A. ___ Buy & Sell                              D. ___ Split Dollar
                    B. ___ Employee Fringe Benefit                 E. ___ Key Employee
                    C. ___ Deferred Compensation                   F. ___ Other (Explain in remarks)
----------------------------------------------------------------------------------------------------------------------------------
2.  Name of Principal Officers,                                                                       Amount of Insurance
    Partners or Key Employees                   Position           % of Business Owned                 Owned By Business
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

3.  What is the current fair market value of the business?         $
                                                                   -------------------

4.  What was the annual net profit (before taxes) of business?     Last Year $                        2 Years Ago $
5.  Are other officers, partners or key employees proportionately insured?    ___ Yes     ___ No      (If no, explain in remarks)
----------------------------------------------------------------------------------------------------------------------------------
SECTION I                                       COMPLETE THIS SECTION IF PROPOSED INSURED IS UNDER AGE 16
----------------------------------------------------------------------------------------------------------------------------------
1.  Did you personally observe the Proposed Insured?     ___ Yes     ___ No (If no, explain in remarks)
----------------------------------------------------------------------------------------------------------------------------------
2.  Are Proposed Insured's brothers and sisters insured for equal amounts?     ___ Yes     ___ No (If no, explain in remarks)
----------------------------------------------------------------------------------------------------------------------------------
3.  Person on whom Proposed Insured depends for support:

A.  Name                                                           B.  Relationship

----------------------------------------------------------------------------------------------------------------------------------
C.  Estimated annual income                   D. Estimated net worth               E. Estimated amount of life insurance
    $                                            $                                    $
----------------------------------------------------------------------------------------------------------------------------------
4.  Information on Applicant:

A.  Name                                                           B.  Relationship

----------------------------------------------------------------------------------------------------------------------------------
C.  Purpose of Insurance                                           D.  Amount of life insurance in force
                                                                       $
----------------------------------------------------------------------------------------------------------------------------------
                                                           REMARKS



----------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                        Page 9 of 10                85-21245-00 07/1999

-----------------------------------------------------------------------------------------------------------------------------
SECTION J                                  COMPLETE FOR ALL APPLICATIONS - AGENT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
1. How well do you know proposed insured?                                         2. How well do you know Additional Insured?
   (or Applicant if Proposed Insured is under age 16)
-----------------------------------------------------------------------------------------------------------------------------
3. Have you personally asked all applicable questions in this application?           Proposed Insured    Additional Insured
   (If no, explain in remarks)                                                       ___ Yes    ___ No    ___ Yes    ___ No
-----------------------------------------------------------------------------------------------------------------------------
4. Are you aware of any information not given in the application which might affect the insurability of:
     Proposed Insured   ___ Yes   ___ No        Additional Insured   ___ Yes   ___ No    (If yes, explain in remarks)
-----------------------------------------------------------------------------------------------------------------------------
5. Did the Proposed Insured or Applicant make the initial inquiry which led to the sale of this insurance?
   ___ Yes   ___ No      (If yes, explain in remarks)
-----------------------------------------------------------------------------------------------------------------------------
6. Has the Proposed Insured changed name within the last 5 years?      ___ Yes   ___ No
7. Has the Additional Insured changed name within the last 5 years?    ___ Yes   ___ No (If yes, give former name in remarks)
-----------------------------------------------------------------------------------------------------------------------------
8. To the best of your knowledge, does any policy applied for either replace, involve a change in, or involve use of value from any existing life insurance policy or annuity?
(IF "YES" GIVE COMPANY AND POLICY NUMBER IN "REMARKS" ON PAGE 5. IF PL POLICY,      Proposed Insured    Additional Insured
THEN GIVE POLICY NUMBER AND HOW VALUES ARE TO BE APPLIED IN "REMARKS".)              ___ Yes    ___ No    ___ Yes    ___ No
-----------------------------------------------------------------------------------------------------------------------------
9. If this policy is a tax qualified plan indicate type:     ___ Pension/Profit sharing   ___ HR-10    ___ Other
-----------------------------------------------------------------------------------------------------------------------------
10. If application submitted on a:                                                   Proposed Insured    Additional Insured
                                                                                        Yes        No       Yes         No
    (A) Medical Basis?                                                                  ___       ___       ___        ___
    (B) Non-Medical Basis? (Submit Part 2)                                              ___       ___       ___        ___
    (C) Guaranteed Issue Basis?                                                         ___       ___       ___        ___
    (D) Guaranteed to Issue Basis?                                                      ___       ___       ___        ___
-----------------------------------------------------------------------------------------------------------------------------
11. Check appropriate items which have been ordered:
                       Proposed Insured   Additional Insured                          Proposed Insured    Additional Insured
                         Yes       No       Yes         No                              Yes        No       Yes        No
    Medical Exam         ___      ___       ___        ___        H.O. Specimen         ___       ___       ___       ___
    Paramedical Exam     ___      ___       ___        ___        APS ____________      ___       ___       ___       ___
    EKG                  ___      ___       ___        ___        ________________      ___       ___       ___       ___
    Blood Profile        ___      ___       ___        ___        ________________      ___       ___       ___       ___
-----------------------------------------------------------------------------------------------------------------------------
                                                           REMARKS



-----------------------------------------------------------------------------------------------------------------------------
I certify that to the best of my knowledge and belief:                                                      Yes        No
A. I have presented to the Company all pertinent facts and have correctly and completely recorded all
   required answers.____________________________________________________________________________________    ___       ___
-----------------------------------------------------------------------------------------------------------------------------
B. I have given the Proposed Insured (or Parent for Juvenile insurance) a copy of the Fair Credit
   Reporting Act and MIB Disclosure Notice, and any other disclosure notice or statement required by
   state or federal law.________________________________________________________________________________    ___       ___
-----------------------------------------------------------------------------------------------------------------------------
C. I have fully explained the terms and conditions of the Temporary Insurance Agreement(s) to the
   Proposed Insured (or Applicant) and have given it to him/her (them)._________________________________    ___       ___
-----------------------------------------------------------------------------------------------------------------------------
D. I have complied with state and federal laws on disclosure, cost comparison and replacement.__________    ___       ___
-----------------------------------------------------------------------------------------------------------------------------
E. I have reviewed the purchase of this insurance policy as to suitability._____________________________    ___       ___
-----------------------------------------------------------------------------------------------------------------------------
Signature(s) Of Soliciting Agent(s).  Pay Commission as Indicated Below.
-----------------------------------------------------------------------------------------------------------------------------

X                                                                       X
-----------------------------------------------------------------       -----------------------------------------------------
First Name Listed Below Will Be The Servicing Agent
-----------------------------------------------------------------------------------------------------------------------------
                                                     PHONE                FAX               AGENCY         AGENT
AGENT NAME                                           NUMBER              NUMBER             NUMBER         CODE      COMM%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

Broker/Dealer Name (IF APPLICABLE): ____________________________________________

AP9500-NY                       Page 10 of 10                85-21245-00 07/1999

APPLICATION, PART II -- NON-MEDICAL                                  RISK NONMED
PACIFIC LIFE & ANNUITY COMPANY                         [LOGO OF PL&A]
700 Newport Center Drive, Newport Beach, California 92660

SECTION A     COMPLETE ON PROPOSED INSURED (AGE 16 OR OVER)
--------------------------------------------------------------------------------
1. Full Name                           2a. Date of Birth  2b. Height  2c. Weight
                                           MO.  DAY   YR.     FT.  IN.      LBS.
--------------------------------------------------------------------------------
3.a. Name and address of personal physician, practitioner or health facility last visited:

     ---------------------------------------------------------------------------
     (IF NONE, SO STATE)

   b. Date: _______________________     c. Reason consulted: ___________________
                MO.       YR.

                                                                      Yes      No     Details of "Yes" answers. (Identify question,
                                                                                      and include diagnoses, dates, duration and
 d.  Did any symptoms prompt consultation?________________________    ___      ___    names and addresses of all attending
 e.  Was any treatment given or medication prescribed?____________    ___      ___    physicians and medical facilities.  Use an
  (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                                        additional sheet if necessary.)

4. To the best of your knowledge and belief, during the past
   10 years, have you had, or been told that you had, or been treated by a member of the medical profession for:
  (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)
 a.  Disorder of the eyes, ears, nose, or throat?_________________    ___      ___
 b.  Dizziness, fainting, convulsions, headaches, speech defect,
     paralysis or stroke, or mental or nervous condition?_________    ___      ___
 c.  Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema, tuberculosis, or other respiratory system
     disorder? ___________________________________________________    ___      ___
 d.  Chest pain, high blood pressure, rheumatic fever, murmur, heart attack or other disorder of the heart or blood
     vessels? ____________________________________________________    ___      ___
 e.  Jaundice, intestinal bleeding, ulcer, colitis,
     diverticulitis, hepatitis, or other disorder of the liver,
     gallbladder, stomach or intestines? _________________________    ___      ___
 f.  Sugar, albumin, or blood in urine, venereal disease, stone or other disorder of kidney, bladder, prostate, breasts or
     reproductive organs? ________________________________________    ___      ___
 g.  Diabetes; thyroid or other endocrine disorders?______________    ___      ___
 h.  Neuritis, sciatica, arthritis, gout, or disorder of the
     muscles or bones, including the spine, back or joints?_______    ___      ___
 i.  Cancer, cyst, tumor or disorder of skin, blood or lymph
     glands? _____________________________________________________    ___      ___
 j.  Any disorder(s) of the Immune System, including AIDS
    (Acquired Immune Deficiency Syndrome) and ARC (AIDS
     Related Complex)? ___________________________________________    ___      ___
5.a. Have you within the past 5 years been a patient in a
     hospital, clinic, sanitarium or other medical facility?______    ___      ___
  b. Are you now under regular medical observation or taking
     treatment? __________________________________________________    ___      ___
6.a. Except as prescribed by a physician, have you used heroin,
     morphine or other narcotic drugs in the last 10 years?_______    ___      ___
  b. Except as prescribed by a physician, have you used cocaine,
     LSD, marijuana or other hallucinogenic agents, or
     barbiturates, sedatives, tranquilizers or any amphetamines
     in the last 5 years? ________________________________________    ___      ___
  c. In the last 5 years have you received treatment for or
     joined an organization because of alcoholism or drug
     addiction? __________________________________________________    ___      ___
7. Other than as stated in answers above, have you within the past 5 years:
   a.  Had a checkup, consultation, illness, injury or operation?_    ___      ___
   b.  Had an electrocardiogram, blood test, other test or X-ray?_    ___      ___
   c.  Been advised to have any diagnostic test, hospitalization
       or surgery which was not completed? _______________________    ___      ___
8.  Have you had any change in weight in the past year? __________    ___      ___
9.  Have either of your parents, brothers or sisters had
    diabetes, cancer, high blood pressure, heart disease, or
    mental illness? ______________________________________________    ___      ___
   (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)
10. Parents' Record (COMPLETE BELOW)
------------------------------------------------------------------------------------------------------------------------------
                      IF LIVING                         IF DECEASED
----------------------------------------------------------------------------------
                                                AGE AT
              AGE       STATE OF HEALTH         DEATH        CAUSE OF DEATH
----------------------------------------------------------------------------------
Father
----------------------------------------------------------------------------------
Mother
----------------------------------------------------------------------------------

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application.

Dated at                     on                 X
         -------------------    -------------    ------------------------------
          CITY       STATE      MO.  DAY  YR.     SIGNATURE OF PROPOSED INSURED


---------------------------------------------
WITNESS

AP9500-P2-NY                     Page 1 of 3                 85-21246-00 07/1999

APPLICATION, PART II -- NON-MEDICAL                                  RISK NONMED
TO PACIFIC LIFE & ANNUITY COMPANY                      [LOGO OF PL&A]
700 Newport Center Drive, Newport Beach, California 92660

SECTION B     COMPLETE ON ADDITIONAL INSURED (AGE 16 OR OVER)
--------------------------------------------------------------------------------
1. Full Name                           2a. Date of Birth  2b. Height  2c. Weight
                                           MO.  DAY  YR.      FT.  IN.      LBS.
--------------------------------------------------------------------------------
3.a. Name and address of personal physician, practitioner or health facility last visited:

     ---------------------------------------------------------------------------
     (IF NONE, SO STATE)
   b. Date: _______________________     c. Reason consulted: ___________________
                MO.       YR.

                                                                      Yes      No     Details of "Yes" answers. (Identify question
                                                                                      and include diagnoses, dates, duration and
 d.  Did any symptoms prompt consultation?________________________    ___      ___    names and addresses of all attending
 e.  Was any treatment given or medication prescribed?____________    ___      ___    physicians and medical facilities.  Use an
  (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                                        additional sheet if necessary.)

4. To the best of your knowledge and belief, during the past
   10 years, have you had, or been told that you had, or been treated by a member of the medical profession for:
  (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)
 a.  Disorder of the eyes, ears, nose, or throat?_________________    ___      ___
 b.  Dizziness, fainting, convulsions, headaches, speech defect,
     paralysis or stroke, or mental or nervous disorder?__________    ___      ___
 c.  Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema, tuberculosis, or other respiratory system
     disorder? ___________________________________________________    ___      ___
 d.  Chest pain, high blood pressure, rheumatic fever, murmur, heart attack or other disorder of the heart or blood
     vessels? ____________________________________________________    ___      ___
 e.  Jaundice, intestinal bleeding, ulcer, colitis,
     diverticulitis, hepatitis, or other disorder of the liver,
     gallbladder, stomach or intestines? _________________________    ___      ___
 f.  Sugar, albumin, or blood in urine, venereal disease, stone or other disorder of kidney, bladder, prostate, breasts or
     reproductive organs? ________________________________________    ___      ___
 g.  Diabetes; thyroid or other endocrine disorders?______________    ___      ___
 h.  Neuritis, sciatica, arthritis, gout, or disorder of the
     muscles or bones, including the spine, back or joints?_______    ___      ___
 i.  Cancer, cyst, tumor or disorder of skin, blood or lymph
     glands? _____________________________________________________    ___      ___
 j.  Any disorder(s) of the Immune System, including AIDS
    (Acquired Immune Deficiency Syndrome) and ARC (AIDS
     Related Complex)? ___________________________________________    ___      ___
5.a. Have you within the past 5 years been a patient in a
     hospital, clinic, sanitarium or other medical facility?______    ___      ___
  b. Are you now under regular medical observation or taking
     treatment? __________________________________________________    ___      ___
6.a. Except as prescribed by a physician, have you used heroin,
     morphine or other narcotic drugs in the last 10 years?_______    ___      ___
  b. Except as prescribed by a physician, have you used cocaine,
     LSD, marijuana or other hallucinogenic agents, or
     barbiturates, sedatives, tranquilizers or any amphetamines
     in the last 5 years? ________________________________________    ___      ___
  c. In the last 5 years have you received treatment for or
     joined an organization because of alcoholism or drug
     addiction? __________________________________________________    ___      ___
7. Other than as stated in answers above, have you within the past 5 years:
   a.  Had a checkup, consultation, illness, injury or operation?_    ___      ___
   b.  Had an electrocardiogram, blood test, other test or X-ray?_    ___      ___
   c.  Been advised to have any diagnostic test, hospitalization
       or surgery which was not completed? _______________________    ___      ___
8.  Have you had any change in weight in the past year? __________    ___      ___
9.  Have either of your parents, brothers or sisters had
    diabetes, cancer, high blood pressure, heart disease, or
    mental illness? ______________________________________________    ___      ___
   (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)
10. Parents' Record (COMPLETE BELOW)
------------------------------------------------------------------------------------------------------------------------------
                      IF LIVING                         IF DECEASED
----------------------------------------------------------------------------------
                                                AGE AT
              AGE       STATE OF HEALTH         DEATH        CAUSE OF DEATH
----------------------------------------------------------------------------------
Father
----------------------------------------------------------------------------------
Mother
----------------------------------------------------------------------------------

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application.

Dated at                     on                X
         -------------------    -------------   --------------------------------
          CITY       STATE      MO.  DAY  YR.    SIGNATURE OF ADDITIONAL INSURED


---------------------------------------------
WITNESS

AP9500-P2-NY                     Page 2 of 3                 85-21246-00 07/1999

APPLICATION, PART II -- NON-MEDICAL                                                                                 RISK NONMED
PACIFIC LIFE & ANNUITY COMPANY                                                                     [Logo of PL&A]
700 Newport Center Drive, Newport Beach, California 92660
------------------------------------------------------------------------------------------------------------------------------------
SECTION C        COMPLETE IF APPLYING FOR OWNER PREMIUM WAIVER, PAYOR WAIVER, CHILDREN'S TERM RIDER OR IF
                 PROPOSED INSURED IS UNDER AGE 16.
------------------------------------------------------------------------------------------------------------------------------------
                           RELATIONSHIP                                                               AMOUNT OF     AMT. OF INS.
1. NAME OF PERSON TO        PROPOSED      DATE OF BIRTH    STATE OF      HEIGHT       WEIGHT        INSURANCE       CURRENTLY
BE COVERED                   INSURED        (MO./DAY/YR.)      BIRTH      (FT/IN.)     (POUNDS)     NOW IN FORCE     APPLIED FOR
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Note:  If payor or owner waiver of charges is being applied for, please indicate the individual's occupation and the employer's name and address:
          _______________________________________________________________________________________________________________
          _______________________________________________________________________________________________________________
---------------------------------------------------------------------------------------------------------------------------------
2a. Name and address of your personal physician, practitioner or health facility

---------------------------------------------------------------------------------------------------------------------------------
b. Date:                  c. Reason for and results of last visit

------------------------------------------------------------------------------------------------------------------------------------
3. Has any person named in Question 1 during the past 10 years had or been told that he or she had, or been treated for:
   (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)
                                                                                                             Yes               No
   A. Diabetes, cancer or epilepsy? _____________________________________________________________            ___              ___
   B. Heart murmur, high blood pressure or any heart condition? _________________________________            ___              ___
   C. Any disorder(s) of the Immune System, including AIDS (Acquired Immune Deficiency Syndrome)
      and ARC (AIDS Related Complex)? ___________________________________________________________            ___              ___
4. Has any person named in Question 1:
   A. Been in a hospital, sanitarium or other institution for diagnosis, treatment or a surgical
      operation within the past 5 years? ________________________________________________________            ___              ___
   B. Had any medical consultation or treatment within the past 3 years, other than as stated in
      any answer above? _________________________________________________________________________            ___              ___
GIVE DETAILS BELOW FOR EACH "YES" ANSWER IN QUESTIONS 3 and 4:
------------------------------------------------------------------------------------------------------------------------------------
QUESTION NO.     FIRST NAME       REASON FOR CONSULTATION       DATE       DURATION-RESULT        NAME AND ADDRESS OF PHYSICIAN
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                           DECLARATIONS
------------------------------------------------------------------------------------------------------------------------------------

I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be made part of the application.
I understand that:
1.   EXCEPT AS OTHERWISE PROVIDED IN ANY TEMPORARY INSURANCE AGREEMENT, NO INSURANCE WILL TAKE EFFECT BEFORE THE POLICY FOR SUCH
     INSURANCE IS DELIVERED AND THE FIRST PREMIUM PAID DURING THE LIFETIME(S) AND BEFORE ANY CHANGE IN THE HEALTH OF THE PROPOSED
     INSURED(S).  UPON SUCH DELIVERY AND PAYMENT, INSURANCE WILL TAKE EFFECT IF THE ANSWERS AND STATEMENTS IN THIS APPLICATION ARE
     THEN TRUE.
2.   Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by the
     Company in the space entitled "Home Office Endorsements," where permitted by state law.  All other changes, including policy type and amount of insurance, benefits, classification or age at issue, must be accepted in writing.
3.   No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.


Signed and Dated in:

                           On
-------------------------------------------------------    -------------------------------------------------------------------------
 City                State        Mo.   Day   Year          Signature of Proposed Insured (OR PARENT, IF PROPOSED INSURED
                                                            IS UNDER AGE 16)

                                                           -------------------------------------------------------------------------
                                                            Signature of Owner/Payor

IF OWNER IS A CORPORATION THE SIGNATURE AND TITLE OF AN AUTHORIZED OFFICER OTHER THAN THE PROPOSED
INSURED IS REQUIRED AND THE FULL NAME OF THE CORPORATION MUST BE SHOWN.
I certify that I have truly and accurately recorded hereon the information supplied.

---------------------------------------------      ---------------------------------------
       Signature of Soliciting Agent                 Please Print Soliciting Agent Name


AP9500-P2-NY                    PAGE 3 of 3                   85-21246-0007/1999

GENERAL QUESTIONNAIRE                                                                                       RISK AVOC
PACIFIC LIFE & ANNUITY COMPANY                                                                              [Logo of PL&A]
700 Newport Center Drive
Newport Beach, CA  92660

------------------------------------------------------------------------------------------------------------------------------------
FULL NAME (Print)                                                              DATE OF BIRTH

                                                                               Mo. ____________  Day ____________  Yr. _____________

------------------------------------------------------------------------------------------------------------------------------------
SECTION A            AUTOMOBILE, MOTORCYCLE AND/OR POWER BOAT RACING
------------------------------------------------------------------------------------------------------------------------------------
1. Type of racing?       ___ Midget    ___ Go-Kart    ___ Sports Car    ___ Modified Stock    ___ Drag Racing     ___ Motorcycle
   ___ Powerboat     ___ Other (explain) ___________________________________________________________________________________________

2. Make? ___________________________     Model ? _____________________________     Displacement?  __________________________________

   Class? __________________________     Engine Make & Model? _____________________________     HP? ________________________________

3. (a) Number of races 12-24 months ago? ____________________________________     (b) Past 12 months? __ ___________________________

   (c) Date of last race? ______________________________  (d) Est. next 12 months? _________________________________________________

4. Type of race?    ___ Midget    ___ Sports Car    ___ Stock Car    ___ Championship    ___ Drag    ___ Kart      ___ Hillclimb
   ___ Cross Country    ___ Hound & Hare     ___ Moto-Cross     ___ Other (explain)   ______________________________________________

   ---------------------------------------------------------------------------------------------------------------------------------
5. Type of course?     ___ Paved     ___ Dirt     ___ Drag Strip     ___ Oval     ___ Other (explain) ______________________________

   _________________________________________________________________________________________________________________________________

6. Where do you race?     ___ Local?     If not, where? ____________________________________________________________________________

7. Competition against?     ___ Other Cars     ___ Clock     ___ Straightaway     __________________________________________________

8. Average Speed? ______________________     Top Speed? _________________________     Average miles per race? ______________________

9. Is your racing?     ___ Professional     ___ Amateur     ___ Other (explain) ____________________________________________________


------------------------------------------------------------------------------------------------------------------------------------
SECTION B            UNDERWATER DIVING (SKIN OR SCUBA)
------------------------------------------------------------------------------------------------------------------------------------
1. What type of equipment do you use? ______________________________________________________________________________________________

2. Location of diving activities? _________________________   Diving for pleasure? ______________________   Pay?  __________________

3. Do you belong to club or association? _____________________     Do you ever dive alone? _________________________________________

                                       ---------------------------------------------------------------------------------------------

4. Depth of Dives                                 During Past 12 Months                   Expected Next 12 Months
   --------------                      ---------------------------------------------------------------------------------------------

                                              No. Dives          Average Time          No. Dives         Average Time
                                       ---------------------------------------------------------------------------------
         a. Less than 40 feet
                                       ---------------------------------------------------------------------------------
         b. 40 feet to 60 feet
                                       ---------------------------------------------------------------------------------
         c. 60 feet & over
                                       ---------------------------------------------------------------------------------
         d. Maximum depth obtained

------------------------------------------------------------------------------------------------------------------------------------
SECTION C            PARACHUTE JUMPING AND SKY DIVING
------------------------------------------------------------------------------------------------------------------------------------

1. Are you now a member of any parachute or sky diving club or association? ________________________________________________________

2. Are all of your jumps made under auspices of your club or association? __________________________________________________________

3. (a) Number of jumps 12 - 24 months ago? ________________   (b) Past 12 months? _________________   (c) Next 12 months? __________

4. Do you participate in delayed chute opening competition or other stunts? ________________________________________________________

5. Location of jump areas? _______________________________________     Date of last jump? __________________________________________


------------------------------------------------------------------------------------------------------------------------------------
REMARKS              IDENTIFY SECTION AND QUESTION
------------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------------
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be a part of the application.

Date                                         X
     ----------------------------------    -----------------------------------------------------------------------------------------
          Mo.        Day       Year         Signature of Proposed Insured (or Parent if Proposed Insured is under age 15)

_______________________________________
 Signature of Soliciting Agent

_______________________________________
 Agency No.

AP7503-NY                        Page 1 of 2                 85-21364-00 07/1999

GENERAL QUESTIONNAIRE                                   RISK AVIA
PACIFIC LIFE & ANNUITY COMPANY                          [Logo of PL&A]
700 Newport Center Drive
Newport Beach, CA  92660
--------------------------------------------------------------------------------
FULL NAME (Print)                      DATE OF BIRTH

                                       Mo. ______  Day _____  Yr. _____
--------------------------------------------------------------------------------
SECTION D          AVIATION
--------------------------------------------------------------------------------

                                                          FOR CIVILIAN AND MILITARY PILOTS:
1. Type of aviation activity

                           HOURS FLOWN                    5.A. Type of license/certificate/rating
                LAST 12  12-24 MO. ALL PRIOR EST. NEXT         held (CHECK APPROPRIATE BOXES):
                MONTHS      AGO        YEARS      12 MO.       ___ Student  ___ Private
Civilian Pilot                                                 ___ Commercial  ___ ATR  ___ IFR
Military Pilot                                                 ___ Instructor  ___ Other
Member of Crew                                                 (SPECIFY "REMARKS")
                                                             B. Date of last renewal:
                                                                ______________________________
2. Have you ever done or do                                  C. Purpose of flights:
   you intend to engage in                                      ______________________________
   flying for the purpose of
   exhibition, endurance tests,                                 ______________________________
   racing, stunt flying,                                     D. Total flying hours to date:
   testing, air cargo                                           ______________________________
   operations, crop dusting or                               E. Date of last flight:
   spraying, or instruction of   Yes  No                        ______________________________
   student pilots? ____________  ___  __                  FOR CREW MEMBERS:
3.A. Have you ever flown or do                            6.A. Duties aboard aircraft:
     you intend to fly outside                                 ______________________________
     of the United States? ____  ___  __
  B. Have you ever been involved                               _____________________________
     in any accident due to                                 B. Purpose of flights:
     flying activities? _______  ___  __                       ______________________________
  C. Have you ever been charged
     with any violation of air                                 _____________________________
     regulations? _____________  ___  __                    C. Date of last flight:
(IF "YES" TO QUESTIONS 2, 3A, 3B OR 3C,                        ______________________________
EXPLAIN IN "REMARKS")                                       D. Do you plan to take instructions
FOR PILOTS AND CREW MEMBERS OF MILITARY                        as a pilot?  ___ Yes     ___ No
AIRCRAFT:                                                     (IF "YES", EXPLAIN IN "REMARKS".)
4. Describe type of aircraft flown in                     7.   If aviation activity does not
(including alphabetic & numeric code).                         permit standard unrestricted
                                                               coverage, please issue as follows:
                                                              ___ Full aviation coverage, if
                                                                  available, with appropriate
                                                                  extra premium.
                                                              ___ Aviation exclusion rider.

--------------------------------------------------------------------------------
REMARKS                                         IDENTIFY SECTION & AND QUESTION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.

Date                                          X
     --------------------------------------   ----------------------------------
         Mo.          Day          Year        Signature of Proposed Insured (or
                                               Parent if Proposed Insured is
                                               under age 15)
-------------------------------------------
Signature of Soliciting Agent

-------------------------------------------
Agency No.

AP7503-NY                         Page 2 of 2                85-21364-00 07/1999